MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-2
December 1, 2002 through December 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$749,838,665.05
B.	Level Pay Pool Balance of the Initial Receivables	$605,915,902.60
C.	Last Scheduled Payment Pool Balance of the Initial
	Receivables						$143,922,762.45
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$94,169,000.00
		b.	Note Interest Rate			1.84260%
		c.	Noteholders' Final Scheduled Payment
			Date					June 16, 2003
	2.	Class A-2
		a.	Initial Balance				$279,000,000.00
		b.	Note Interest Rate			2.640%
		c.	Noteholders' Final Scheduled
			Payment Date				June 15, 2005
		d.	Class A Allocation Percentage		86.70%
	3.	Class A-3
		a.	Initial Balance				$181,000,000.00
		b.	Note Interest Rate			3.670%
		c.	Noteholders' Final Scheduled
			Payment Date				July 17, 2006
		d.	Class A Allocation Percentage		86.70%
	4.	Class A-4
		a.	Initial Balance				$227,500,000.00
		b.	Note Interest Rate			4.3000%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class A Allocation Percentage		86.70%
	5.	Class B
		a.	Initial Balance				$69,535,000.00
		b.	Note Interest Rate			4.670%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class B Allocation Percentage		8.77%
	6.	Class C
		a.	Initial Balance				$35,966,000.00
		b.	Note Interest Rate			5.550%
		c.	Noteholders' Final Scheduled
			Payment Date				March 15, 2010
		d.	Class C Allocation Percentage		4.54%
E.	Certificates Initial Balance				$71,933,046.52
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred
		Receivables during Deferral Period		0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						7.804%
H.	Weighted Average Original Number of Payments of
	the Initial Receivables (Months)			60
I.	Weighted Average Remaining Number of Payments of
	the Initial Receivables (Months)			60
J.	Number of Initial Receivables				29,771
K.	Reserve Account
	1.	Initial Reserve Account Deposit
		Percentage of Initial Pool			4.25%
	2.	Reserve Account Deposit on the Closing Date	$30,572,895.42
	3.	Specified Reserve Balance Percentage		4.25%
L.	Yield Supplement Account Deposit on the Closing
	Date							$4,745,504.50
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						$30,476,419.88
N.	Adjusted Principal Balance of Initial Receivables	$719,362,245.17
O.	Pre-Funding
	1.	Initial Pre-Funded Amount
		(Adjusted Principal Amount)			$239,740,801.35
	2.	Initial Closing Date				June 19, 2002
	3.	End of Pre-Funding Period			16-Dec-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.25%
	5.	Negative Carry Account Initial Deposit		$2,346,941.20

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$908,163,641.21
B.	Level Payment Pool Balance				$734,563,283.64
C.	Last Scheduled Payment Pool Balance			$173,600,357.57
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$5,809,161.36
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$279,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$181,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$227,500,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$69,535,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$35,966,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$71,933,046.52
F.	Reserve Account Balance					$35,225,168.34
G.	Yield Supplement Account Balance			$2,553,850.79
H.	Payahead Account Balance				$65,119.99
I.	Yield Supplement Over Collateralization Balance 	$31,167,119.96
J.	Pre-Funding Account Balance				$0.00
K. 	Negative Carry Account Balance				$0.00
L.	Deferred Receivables					$231,925,662.85
M.	Cumulative Losses for All Prior Periods			$13,764,945.27
N.	Weighted Average Coupon (WAC)				7.933%
O.	Weighted Average Remaining Term to
	Maturity  (WAM) 					55.21
P	Number of Contracts					37,877
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			330,976.01
	2.	Prepayments in Full				48,023.36
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		405,655.40
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				0.00
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			0.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				16,987,539.86
	2.	Collected Principal				16,978,702.78
	3.	Collected Interest				3,791,808.26
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
		Scheduled Payments
	1.	Collected Principal				332,844.48
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			332,844.48
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			518,520.49
	2.	Specified Yield Supplement Account Balance	1,867,430.71
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			30,097,013.52
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				76,909.55
		b.	Current Month Actuarial Advances 	23,282.97
		c.	Reimbursement of Actuarial Advances
			(or payments due prior
			to Cutoff Date)				28,215.23
		d.	Ending Actuarial Advances (or
			payments due prior to Cutoff Date)	71,977.29
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				(4,932.26)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					6,010.58
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			71,130.57
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						7.903%
L.	Weighted Average Remaining Maturity (WAM)		54.49
M.	Remaining Number of Receivables				37,176
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	2,302 	6.19%		54,412,888.55 	6.17%
	2.	60-89 Days
		Delinquent	852 	2.29%		20,329,069.35 	2.30%
	3.	90 Days or more
		Delinquent	649 	1.75%		15,762,103.21 	1.79%
O.	Net Loss and Defaulted Receivables
	Information
	1.	Vehicles Repossessed
		During Month 	160 				2,964,770.50
	2.	Loans Defaulted During
		the Month	342
	3.	Level Payment Principal Balance of
		Defaulted Receivables				6,085,980.79
	4.	Last Scheduled Payment Principal Balance
		of Defaulted Receivables			1,930,146.37
	5.	Level Payment Liquidation Proceeds		1,679,438.77
	6.	Last Scheduled Payment Liquidation Proceeds	2,966.50
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					429,744.72
P.	Pool Balances
	1.	Total Pool Balance				882,448,130.34
	2.	Level Pay Pool Balance				711,110,763.62
	3.	Last Scheduled Payment Pool Balance		171,337,366.72
	4.	Deferred Receivables				180,042,824.45
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			31,066.64
B.	Collection Account Investment Income			16,836.26
C.	Payahead Account Investment Income			56.57
D.	Yield Supplement Account Investment Income		2,440.78
E.	Pre-Funding Account Investment Income			0.00
F.	Negative Carry Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 				405,655.40
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			16,978,702.78
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			3,791,808.26
		Subtotal					21,176,166.44

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					332,844.48
C.	Net Change in Payahead Account Balance 			(6,010.58)
D.	Net Liquidation Proceeds and Recoveries
	Received 						2,112,149.99
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments			0.00
G.	Net Servicer Advances/(Reimbursements) 			(4,932.26)
H.	Yield Supplement Amount 				518,520.49
I.	Net Investment Earning on the Pre-Funding Account	0.00
J.	Negative Carry Amount 					0.00
K.	Remaining Pre-Funded Amount Due to Noteholders		0.00
L.	Available Funds						$24,128,738.56

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of
			Subsequent Receivables Sold
			This  Period				0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold This
			Period					0.00
		3.	Subsequent Cutoff Date for Subsequent
			Receivables Sold This  Period		N/A
		4.	Subsequent Transfer Date for
			Subsequent Receivables Sold This
			Period					N/A
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold
			This  Period				0.00
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
	B.	End of Pre-Funding Period (if balance in
		Pre-Funding Account balance is $100,000
		or greater)					16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		4.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					0.00
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for
			this Period				0.00
			b.  Pre-Funded Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
			c.  Pre-Funded Percentage		0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount			0.00
			e.  Negative Carry Amount for the
			Current Period				0.00
		2.	Calculation Maximum Negative Carry
			Amount
			a.  Weighted Average Rate based on
			Ending Note Balances			0.0000%
			b.  Note Percentage based on Ending
			Note Balances				0.00%
			c.  Actual Number of Days from
			Payment Date to End of Pre-Funding
			Period					0
			d.  Maximum Negative Carry Amount	0.00
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			210,099,237.40
		2.	Last Scheduled Payment Balance		36,403,758.98
		3.	Total					246,502,996.38
	F.	Total Initial and Subsequent Receivables
		Sold as of Related Cutoff Dates
		1.	Level Pay				816,015,140.00
		2.	Last Scheduled				180,326,521.43
		3.	Total					996,341,661.43
	G.	Specified Reserve Balance			40,761,879.48

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			24,645,404.43
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		24,645,404.43
B.	Total Required Payment
	1.	Total Servicing Fee  				611,849.50
	2.	Accrued Note Interest  Due
		a.	Class A-1				8,919.97
		b.  	Class A-2				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Accrued Note Interest		2,428,436.42
	3.	Principal Distribution Amount Due
		a.	Class A-1 				5,809,161.36
		b.  	Class A-2 				16,330,265.80
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				1,651,672.77
		f.	Class C					854,304.49
		g.	Total Principal Distribution Amount	24,645,404.42
	4.	Total Required Payment 				27,685,690.34
	5.	Available Funds					24,128,738.56
	6.	Reserve Account TRP Draw Amount			3,556,951.78
	7.	Total Available Funds				$27,685,690.34
C.	Current Period Payments
	1.	Servicing Fee paid				611,849.50
	2.	Interest Paid
		a.	Class A-1 				8,919.97
		b.  	Class A-2 				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Interest Paid			2,428,436.42
	3.	Remaining Available Funds			24,645,404.42
	4.	Principal Payments
		a.	Class A-1 				5,809,161.36
		b.  	Class A-2 				16,330,265.80
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					1,651,672.77
		f.	Class C					854,304.49
		g.	Total Principal Payments		24,645,404.42
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		35,225,168.34
	3.	Plus: Reserve Account Investment Income		31,066.64
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		3,556,951.78
	6.	Reserve Account Balance before Deposit to
		Reserve Account					31,699,283.20
	7.	Specified Reserve Account Balance		40,761,879.48
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		9,062,596.28
	9.	Funds Available for Deposit to Reserve
		Account						0.00
	10.	Amount Deposited to Reserve Account	 	0.00
	11.	Reserve Account Investment Income Released
		to Seller					0.00
	12.	Ending Reserve Account Balance			31,699,283.20
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal
		Payment						0.00
	2.	Accelerated Principal Payments			0.00
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Turbo Principal Distribution
			Amount					0.00
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					$27,685,690.34


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$908,163,641.21		$882,448,130.34
	2.	Total Pool Factor	1.2111454	 	1.1768507
	3.	Level Payment Pool
		Balance			734,563,283.64	 	711,110,763.62
	4.	Level Payment Pool
		Factor			1.2123189 		1.1736130
	5.	Last Scheduled Payment
		Pool Balance		173,600,357.57 		171,337,366.72
	6.	Note Balance
		a.	Class A-1 	5,809,161.36 		0.00
		b.  	Class A-2 	279,000,000.00 		262,669,734.20
		c. 	Class A-3 	181,000,000.00 		181,000,000.00
		d.	Class A-4	227,500,000.00 		227,500,000.00
		e.	Class B		69,535,000.00 		67,883,327.23
		f.	Class C		35,966,000.00 		35,111,695.51
		g.	Total		798,810,161.36 		774,164,756.94
	7.	Pool Factor
		a.	Class A-1 	0.0616887 		0.0000000
		b.  	Class A-2 	1.0000000 		0.9414686
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		0.9762469
		f.	Class C		1.0000000 		0.9762469
	8.	Certificate Balance	71,933,046.52 		71,933,046.52
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	870,743,207.88		846,097,803.46
	11.	Yield Supplement Over
		Collatralization	31,167,119.96		30,097,013.52
	12.	Adjusted Pool
		Balance			876,996,521.25		852,351,116.82

B.	Portfolio Information
	1.	Weighted Average Coupon of
		Portfolio (WAC)		7.933% 			7.903%
	2.	Weighted Average
		Remaining Term to
		Maturity of
		Portfolio (WAM) 	55.21 			54.49
	3.	Remaining Number of
		Receivables		37,877 			37,176

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			6,333,721.89
B.	Realized Losses for Collection Period Less
	Recoveries						5,903,977.17
C.	Cumulative Losses for all Periods  			19,668,922.44
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	2,302 	6.19%	$54,412,888.55 	6.17%
	2.	60-89 Days
		Delinquent	852 	2.29%	$20,329,069.35 	2.30%
	3.	90 Days or more
		Delinquent	649 	1.75%	$15,762,103.21 	1.79%
	4.	Vehicles Repossessed
		During Collection
		Period		160 		$2,964,770.50


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to
	Pool Balance for Each Collection Period
	1.	Second Preceding Collection Period		6.03%
	2.	Preceding Collection Period			6.03%
	3.	Current Collection Period 			6.03%
	4.	Three Month Average 				6.03%

B.	Annualized Net Loss					7.80%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the
	Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period		2.77%
	2.	Preceding Collection Period			3.22%
	3.	Current Collection Period 			3.97%
	4.	Three Month Average 				3.32%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			23,621,160.91
	2.	Yield Supplement Amount from MMCA		518,520.49
	3.	Net Servicer Advances (if positive) 		0.00
	4.	Reserve Account Draw for Total Required
		Payment 					3,556,951.78
	5.	Deposit from Payahead Account  			0.00
	6.	Collection Account Investment Income  		16,836.26
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	8.	Transfer of Net Earnings on Pre-Funding
		Account						0.00
	9.	Transfer of Prefunding Account Balance due
		to End of Pre-Funding Period			0.00
	10.	Total Transfers Into Collection Account		$27,713,469.44
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			611,849.50
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				4,932.26
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				616,781.76

	2.	Total Required Payment Distributed (Net
		of Total Servicing Fee)				27,073,840.84
	3.	Turbo Principal Payment Distributed		0.00
	4.	Deposit to Payahead Account 			6,010.58
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	16,836.26
		c.	Total to Certificate Distribution
			Account					16,836.26
	7.	Total Transfers from Collection Account		$27,713,469.44

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			35,225,168.34
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		31,066.64
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		31,066.64
C.	Total Transfers In and Beginning Balance		$35,256,234.98
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			3,556,951.78
	3.	Reserve Account Investment Income to
		Seller(MART)  					0.00
	4.	Total Transfers From Reserve Account		3,556,951.78
E.	Ending Balance						31,699,283.20
F.	Total Distributions and Ending Balance			$35,256,234.98

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			65,119.99
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					6,010.58
	2.	Payahead Account Investment Income 		56.57
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		6,067.15
C.	Total Transfers In and Beginning Balance		$71,187.14
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection
		Account 					0.00
	2.	Transfer Investment Income to Servicer		56.57
	3.	Total Transfers From Payahead Account		56.57
E.	Payahead Account Ending Balance 			71,130.57
F.	Total Distributions and Ending Balance			$71,187.14

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		2,553,850.79
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	2,440.78
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement
		Account						2,440.78
C.	Total Transfers and Beginning Balance  			$2,556,291.57
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	2,440.78
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	686,420.08
	4.	Total Transfers From Yield Supplement Account	688,860.86
E.	Specified Yield Supplement Account Ending Balance 	1,867,430.71
F.	Total Distributions and Ending Balance			$2,556,291.57

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt) from
		Collection Acct					27,073,840.84
	2.	Turbo Principal Payment Distributed from
		Collection Account				0.00
	3.	Total Transfers Into Note Payment Account	27,073,840.84
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				5,818,081.33
		b.  	Class A-2 				16,944,065.80
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					1,922,279.81
		f.	Class C					1,020,647.24
		g.	Total Payments to Noteholders		27,073,840.84
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$27,073,840.84

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		16,836.26
	3.	Total Transfers into Certificate
		Distribution Account				16,836.26
B.	Distributions from Certificate Distribution
		Account
	1.	Payments to Certificateholders			16,836.26
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$16,836.26

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	0.00
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount
		to Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.00
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	0.00
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				27,073,840.84
	2.	To Servicer (MMCA) 				616,781.76
	3.	To Payahead Account				6,010.58
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		16,836.26
	6.	Total Distributions From Collection
		Account						$27,713,469.44

B.	Distributions From Reserve Account
	1.	To Collection Account 				3,556,951.78
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	3,556,951.78

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		56.57
	3.	Total Distributions From Payahead Account	56.57

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		2,440.78
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		686,420.08
	4.	Total Distributions From Yield Supplement
		Account						688,860.86

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				0.00
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables						0.00
	5.	Total Distributions from Negative Carry
		Account						0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.00
	3.	Total Distributions from Negative Carry
		Account						0.00

G.	Total Distributions From All Accounts			$31,959,338.65
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				27,073,840.84
	2.	Servicer (MMCA)					616,838.33
	3.	Seller (MART)					688,860.86
	4.	Collection Account 				3,556,951.78
	5.	Certificate Distribution Account		16,836.26
	6.	Reserve Account					0.00
	7.	Payahead Account				6,010.58
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$31,959,338.65